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                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                                Form N-SAR for
                        Fiscal Period Ended 04-30-97


                              INDEX TO EXHIBITS




EXHIBIT NO.              ITEM

    27          Financial Data Schedule





Index-1